SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 13, 2018

LANTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 453-3990

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07     Submission of Matters to a Vote of Security Holders

Lantronix, Inc. (the “Company”) held its Annual Meeting of Stockholders on November 13, 2018. Of the 21,769,282 shares of the Company’s common stock entitled to vote at the Annual Meeting, a total of 20,047,088 shares were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

All six of the Company’s director nominees were elected with the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Jeffrey Benck	12,845,965	79,297	7,121,826

Bernhard Bruscha	12,793,506	131,756	7,121,826

Bruce C. Edwards	12,840,042	85,220	7,121,826

Paul F. Folino	12,660,184	265,078	7,121,826

Martin Hale, Jr.	12,839,892	85,370	7,121,826

Hoshi Printer	12,838,322	86,940	7,121,826

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The proposal to ratify the appointment of Squar Milner, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2019 was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,017,375	28,016	1,697	0

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Proposal 3: Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,786,741	114,658	23,863	7,121,826

Proposal 4: Approval of Amendment to the 2013 Employee Stock Purchase Plan

The proposal to approve an amendment to the Company’s 2013 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan by 500,000 shares was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,718,610	196,231	10,421	7,121,826

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Lantronix, Inc. 2013 Employee Stock Purchase Plan, as Amended on November 13, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2018	LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Lantronix, Inc. 2013 Employee Stock Purchase Plan, as Amended on November 13, 2018

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